Exhibit 99.2

The	Supplementary	June 30, 2014
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

JUNE 30, 2014

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Quarterly	6-10
Underwriting Results - Year-To-Date	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	June 30 2014		December 31 2013
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,845	4%	$2,114	5%
Fixed Maturities
Tax Exempt	19,220	44	18,421	43
Taxable	18,842	43	18,670	44
Equity Securities	1,969	5	1,810	4
Other Invested Assets	1,595	4	1,598	4

Total Invested Assets	$43,471	100%	$42,613	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,749		$1,132
Equity Securities	863		753

	2,612		1,885
Deferred Income Tax Liability	914		660

	$1,698		$1,225

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	16,498		16,097

Total Capitalization	$19,798		$19,397

Debt as a Percentage of Total Capitalization	16.7%		17.0%

Actual Common Shares Outstanding	240.5		248.3

Book Value Per Common Share	$68.60		$64.83

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$63.87		$61.86

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second Quarter 2014	Six Months 2014	From December 2005 to June 30, 2014

Cost of Shares Repurchased	$375	$784	$12,697

Average Cost Per Share	$92.95	$89.59	$57.50

Shares Repurchased	4,031,286	8,752,012	220,824,946

During the period from December 2005 through January 2013, the Board of Directors periodically authorized share repurchase programs. Pursuant to these authorizations, approximately 213 million shares of the Corporation’s common stock were repurchased. No shares or funds remain available under these authorizations.

In January 2014, the Board of Directors authorized the repurchase of up to $1.5 billion of the Corporation’s common stock. The January 2014 authorization has no expiration date and, as of June 30, 2014, approximately $823 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	June 30 2014	Dec. 31 2013	June 30 2014	Dec. 31 2013
	(in millions)
Short Term Investments	$574	$864	$574	$864

Taxable Fixed Maturities	1,381	1,115	1,402	1,130

Equity Securities	—	—	—	2

TOTAL	$1,955	$1,979	$1,976	$1,996

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	June 30 2014	Dec. 31 2013	June 30 2014	Dec. 31 2013
	(in millions)
Short Term Investments	$1,271	$1,250	$1,271	$1,250

Fixed Maturities

Tax Exempt	18,168	17,808	19,220	18,421

Taxable	16,764	17,036	17,440	17,540

Equity Securities	1,106	1,057	1,969	1,808

Other Invested Assets	1,595	1,598	1,595	1,598

TOTAL	$38,904	$38,749	$41,495	$40,617

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2014	2013	2014	2013
	(in millions)

CORPORATE INVESTMENT INCOME	$4	$4	$8	$9

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$166	$175	$332	$352

Taxable Interest	100	103	204	208

Other	14	16	28	30

Investment Expenses	(5)	(8)	(12)	(16)

TOTAL	$275	$286	$552	$574

Effective Tax Rate	18.2%	18.1%	18.5%	18.0%

After-Tax Annualized Yield	2.79%	2.88%	2.80%	2.91%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	June 30 2014	Dec. 31 2013	June 30 2013
	(in millions)

Estimated Statutory Policyholders’ Surplus	$15,130	$15,024	$14,600

Rolling Year Statutory Net Premiums Written	$12,348	$12,214	$11,968

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.82:1	0.81:1	0.82:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

SIX MONTHS ENDED JUNE 30, 2014

	Net Unpaid Losses				All Other
	June 30 2014	Dec. 31 2013	Increase (Decrease)	IBNR Increase (Decrease)	Unpaid Losses Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$397	$390	$7	$3	$4

Homeowners	798	715	83	44	39

Other	995	968	27	28	(1)

Total Personal	2,190	2,073	117	75	42

Commercial Insurance

Multiple Peril	1,781	1,745	36	24	12

Casualty	6,519	6,576	(57)	91	(148)

Workers’ Compensation	2,848	2,793	55	4	51

Property and Marine	936	886	50	36	14

Total Commercial	12,084	12,000	84	155	(71)

Specialty Insurance

Professional Liability	6,760	6,889	(129)	19	(148)

Surety	74	71	3	2	1

Total Specialty	6,834	6,960	(126)	21	(147)

Total Insurance	21,108	21,033	75	251	(176)

Reinsurance Assumed	290	311	(21)	(2)	(19)

Total	$21,398	$21,344	$54	$249	$(195)

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2014	2013	2014	2013	2014	2013	2014	2013

Net Premiums Written	$195	$195	$766	$734	$248	$225	$1,209	$1,154
Decrease (Increase) in Unearned Premiums	(16)	(17)	(91)	(87)	—	—	(107)	(104)

Net Premiums Earned	179	178	675	647	248	225	1,102	1,050

Net Losses Paid	109	100	429	315	110	102	648	517
Increase (Decrease) in Outstanding Losses	7	14	(13)	43	20	18	14	75

Net Losses Incurred	116	114	416	358	130	120	662	592

Expenses Incurred	60	61	234	232	101	90	395	383

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$3	$3	$25	$57	$17	$15	$45	$75

Ratios After Dividends to Policyholders:

Loss	64.8%	64.0%	61.6%	55.3%	52.4%	53.3%	60.0%	56.4%
Expense	30.8	31.3	30.6	31.6	40.7	40.0	32.7	33.2

Combined	95.6%	95.3%	92.2%	86.9%	93.1%	93.3%	92.7%	89.6%

Premiums Written as a % of Total	6.0%	6.3%	23.8%	23.7%	7.7%	7.2%	37.5%	37.2%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Net Premiums Written	$285	$277	$404	$402	$285	$266	$384	$374	$1,358	$1,319
Decrease (Increase) in Unearned Premiums	(5)	1	1	9	(15)	(7)	(34)	(23)	(53)	(20)

Net Premiums Earned	280	278	405	411	270	259	350	351	1,305	1,299

Net Losses Paid	130	143	258	263	133	136	207	227	728	769
Increase (Decrease) in Outstanding Losses	23	12	(29)	7	29	24	62	(55)	85	(12)

Net Losses Incurred	153	155	229	270	162	160	269	172	813	757

Expenses Incurred	105	107	116	117	61	59	129	127	411	410

Dividends Incurred	—	—	—	—	10	8	—	—	10	8

Statutory Underwriting Income (Loss)	$22	$16	$60	$24	$37	$32	$(48)	$52	$71	$124

Ratios After Dividends to Policyholders:

Loss	54.7%	55.8%	56.6%	65.7%	62.3%	63.7%	76.9%	49.0%	62.8%	58.6%
Expense	36.8	38.6	28.7	29.1	22.2	22.9	33.6	34.0	30.5	31.3

Combined	91.5%	94.4%	85.3%	94.8%	84.5%	86.6%	110.5%	83.0%	93.3%	89.9%

Premiums Written as a % of Total	8.9%	8.9%	12.5%	13.0%	8.9%	8.6%	11.9%	12.1%	42.2%	42.6%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2014	2013	2014	2013	2014	2013

Net Premiums Written	$572	$549	$83	$77	$655	$626
Decrease (Increase) in Unearned Premiums	4	19	(3)	—	1	19

Net Premiums Earned	576	568	80	77	656	645

Net Losses Paid	364	419	9	6	373	425
Increase (Decrease) in Outstanding Losses	(51)	(71)	(5)	(4)	(56)	(75)

Net Losses Incurred	313	348	4	2	317	350

Expenses Incurred	165	168	33	30	198	198

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$98	$52	$42	$44	$140	$96

Ratios After Dividends to Policyholders:

Loss	54.3%	61.3%	5.1%	2.6%	48.4%	54.3%
Expense	28.9	30.6	40.2	39.5	30.3	31.7

Combined	83.2%	91.9%	45.3%	42.1%	78.7%	86.0%

Premiums Written as a % of Total	17.7%	17.7%	2.6%	2.5%	20.3%	20.2%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2014	2013	2014		2013	2014	2013

Net Premiums Written	$3,222	$3,099	$1		$1	$3,223	$3,100
Decrease (Increase) in Unearned Premiums	(159)	(105)	—		—	(159)	(105)

Net Premiums Earned	3,063	2,994	1		1	3,064	2,995

Net Losses Paid	1,749	1,711	7		12	1,756	1,723
Increase (Decrease) in Outstanding Losses	43	(12)	(7)		(17)	36	(29)

Net Losses Incurred	1,792	1,699	—		(5)	1,792	1,694

Expenses Incurred	1,004	991	—		—	1,004	991

Dividends Incurred	11	9	—		—	11	9

Statutory Underwriting Income	$256	$295	$1		$6	257	301

Increase in Deferred Acquisition Costs						21	16

GAAP Underwriting Income						$278	$317

Ratios After Dividends to Policyholders:

Loss	58.7%	56.9%	*	%	* %	58.7%	56.7%
Expense	31.3	32.1	*		*	31.3	32.1

Combined	90.0%	89.0%	*	%	* %	90.0%	88.8%

Premiums Written as a % of Total	100.0%	100.0%	0.0%		0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2014	2013	2014	2013	2014	2013

Net Premiums Written	$2,508	$2,389	$715	$711	$3,223	$3,100
Decrease (Increase) in Unearned Premiums	(201)	(153)	42	48	(159)	(105)

Net Premiums Earned	2,307	2,236	757	759	3,064	2,995

Net Losses Paid	1,352	1,314	404	409	1,756	1,723
Increase (Decrease) in Outstanding Losses	62	(37)	(26)	8	36	(29)

Net Losses Incurred	1,414	1,277	378	417	1,792	1,694

Expenses Incurred	722	708	282	283	1,004	991

Dividends Incurred	11	9	—	—	11	9

Statutory Underwriting Income	$160	$242	$97	$59	257	301

Increase in Deferred Acquisition Costs					21	16

GAAP Underwriting Income					$278	$317

Ratios After Dividends to Policyholders:

Loss	61.6%	57.3%	49.9%	54.9%	58.7%	56.7%
Expense	28.9	29.7	39.4	39.8	31.3	32.1

Combined	90.5%	87.0%	89.3%	94.7%	90.0%	88.8%

Premiums Written as a % of Total	77.8%	77.1%	22.2%	22.9%	100.0%	100.0%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2014	2013	2014	2013	2014	2013	2014	2013

Net Premiums Written	$368	$371	$1,358	$1,304	$496	$466	$2,222	$2,141
Decrease (Increase) in Unearned Premiums	(11)	(21)	(17)	(18)	(16)	(21)	(44)	(60)

Net Premiums Earned	357	350	1,341	1,286	480	445	2,178	2,081

Net Losses Paid	230	207	807	790	222	212	1,259	1,209
Increase (Decrease) in Outstanding Losses	11	14	86	(131)	28	28	125	(89)

Net Losses Incurred	241	221	893	659	250	240	1,384	1,120

Expenses Incurred	114	117	431	434	202	185	747	736

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$2	$12	$17	$193	$28	$20	$47	$225

Ratios After Dividends to Policyholders:

Loss	67.5%	63.2%	66.6%	51.2%	52.1%	53.9%	63.6%	53.8%
Expense	31.0	31.5	31.7	33.3	40.7	39.7	33.6	34.4

Combined	98.5%	94.7%	98.3%	84.5%	92.8%	93.6%	97.2%	88.2%

Premiums Written as a % of Total	5.9%	6.0%	21.6%	21.2%	7.9%	7.6%	35.4%	34.8%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Net Premiums Written	$546	$549	$850	$850	$595	$565	$792	$795	$2,783	$2,759
Decrease (Increase) in Unearned Premiums	11	8	(39)	(27)	(57)	(56)	(93)	(77)	(178)	(152)

Net Premiums Earned	557	557	811	823	538	509	699	718	2,605	2,607

Net Losses Paid	260	296	527	489	269	250	416	523	1,472	1,558
Increase (Decrease) in Outstanding Losses	37	(17)	(44)	51	53	73	51	(232)	97	(125)

Net Losses Incurred	297	279	483	540	322	323	467	291	1,569	1,433

Expenses Incurred	209	213	237	241	128	121	261	263	835	838

Dividends Incurred	—	—	—	—	19	17	—	—	19	17

Statutory Underwriting Income (Loss)	$51	$65	$91	$42	$69	$48	$(29)	$164	$182	$319

Ratios After Dividends to Policyholders:

Loss	53.3%	50.1%	59.5%	65.6%	62.1%	65.6%	66.8%	40.5%	60.7%	55.3%
Expense	38.3	38.8	27.9	28.4	22.2	22.1	33.0	33.1	30.2	30.6

Combined	91.6%	88.9%	87.4%	94.0%	84.3%	87.7%	99.8%	73.6%	90.9%	85.9%

Premiums Written as a % of Total	8.7%	8.9%	13.5%	13.8%	9.5%	9.2%	12.6%	12.9%	44.3%	44.8%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2014	2013	2014	2013	2014	2013

Net Premiums Written	$1,124	$1,098	$155	$160	$1,279	$1,258
Decrease (Increase) in Unearned Premiums	32	54	(2)	(1)	30	53

Net Premiums Earned	1,156	1,152	153	159	1,309	1,311

Net Losses Paid	746	759	52	15	798	774
Increase (Decrease) in Outstanding Losses	(120)	(50)	6	(5)	(114)	(55)

Net Losses Incurred	626	709	58	10	684	719

Expenses Incurred	334	336	67	64	401	400

Dividends Incurred	—	—	2	1	2	1

Statutory Underwriting Income (Loss)	$196	$107	$26	$84	$222	$191

Ratios After Dividends to Policyholders:

Loss	54.2%	61.5%	38.4%	6.3%	52.3%	54.9%
Expense	29.7	30.6	43.8	40.3	31.4	31.8

Combined	83.9%	92.1%	82.2%	46.6%	83.7%	86.7%

Premiums Written as a % of Total	17.9%	17.8%	2.4%	2.6%	20.3%	20.4%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2014	2013	2014		2013	2014	2013

Net Premiums Written	$6,284	$6,158	$1		$(1)	$6,285	$6,157
Decrease (Increase) in Unearned Premiums	(192)	(159)	—		1	(192)	(158)

Net Premiums Earned	6,092	5,999	1		—	6,093	5,999

Net Losses Paid	3,529	3,541	21		20	3,550	3,561
Increase (Decrease) in Outstanding Losses	108	(269)	(21)		(30)	87	(299)

Net Losses Incurred	3,637	3,272	—		(10)	3,637	3,262

Expenses Incurred	1,983	1,974	—		—	1,983	1,974

Dividends Incurred	21	18	—		—	21	18

Statutory Underwriting Income	$451	$735	$1		$10	452	745

Increase in Deferred Acquisition Costs						34	57

GAAP Underwriting Income						$486	$802

Ratios After Dividends to Policyholders:

Loss	59.9%	54.7%	*	%	* %	59.9%	54.5%
Expense	31.7	32.2	*		*	31.7	32.2

Combined	91.6%	86.9%	*	%	* %	91.6%	86.7%

Premiums Written as a % of Total	100.0%	100.0%	0.0%		0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2014	2013	2014	2013	2014	2013

Net Premiums Written	$4,707	$4,527	$1,578	$1,630	$6,285	$6,157
Decrease (Increase) in Unearned Premiums	(109)	(64)	(83)	(94)	(192)	(158)

Net Premiums Earned	4,598	4,463	1,495	1,536	6,093	5,999

Net Losses Paid	2,696	2,802	854	759	3,550	3,561
Increase (Decrease) in Outstanding Losses	151	(390)	(64)	91	87	(299)

Net Losses Incurred	2,847	2,412	790	850	3,637	3,262

Expenses Incurred	1,383	1,373	600	601	1,983	1,974

Dividends Incurred	21	18	—	—	21	18

Statutory Underwriting Income	$347	$660	$105	$85	452	745

Increase in Deferred Acquisition Costs					34	57

GAAP Underwriting Income					$486	$802

Ratios After Dividends to Policyholders:

Loss	62.2%	54.3%	52.8%	55.3%	59.9%	54.5%
Expense	29.5	30.5	38.0	36.9	31.7	32.2

Combined	91.7%	84.8%	90.8%	92.2%	91.6%	86.7%

Premiums Written as a % of Total	74.9%	73.5%	25.1%	26.5%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) and the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended June 30
	Second Quarter		Six Months
	2014	2013	2014	2013
	(dollars in millions)
Annualized Net Income	$1,996	$2,316	$1,896	$2,470
Average Shareholders’ Equity	$16,362	$15,770	$16,274	$15,789

Return on Equity	12.2%	14.7%	11.7%	15.6%

Annualized Operating Income	$1,672	$1,852	$1,584	$2,058
Average Shareholders’ Equity Excluding
Unrealized Appreciation or Depreciation	$14,783	$14,103	$14,813	$14,006

Operating Return on Equity	11.3%	13.1%	10.7%	14.7%